REGISTRATION RIGHTS AGREEMENT

                          Dated as of October 10, 1996


                                  By and Among



                          METROPOLIS REALTY TRUST, INC.
                             a Maryland corporation,



                                       And



                         The Holders referred to herein




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                                TABLE OF CONTENTS


                                                                            Page

                                       1.
                                    ARTICLE I
                                DEFINITIONS                               1
                                       2.
                                   ARTICLE II
                            REGISTRATION RIGHTS                           4

Section 2.1.      Demand Registration                                     4
                  -------------------
Section 2.2.      Piggyback Registration                                  5
                  ----------------------
Section 2.3.      Expenses                                                7
                  --------
Section 2.4.      Registration and Qualification                          7
                  ------------------------------
Section 2.5.      Conversion of Other Securities, etc.                    9
                  -----------------------------------
Section 2.6.      Underwriting; Due Diligence                             9
                  ---------------------------
Section 2.7.      Indemnification and Contribution                       10
                  --------------------------------
Section 2.8.      Transfer of Registration Rights                        12
                  -------------------------------
                                       3.
                                   ARTICLE III
                               MISCELLANEOUS                             12

Section 3.1.      No Conflicting Agreements                              12
                  -------------------------
Section 3.2.      Remedies                                               13
                  --------
Section 3.3.      Amendments                                             13
                  ----------
Section 3.4.      Term                                                   13
                  ----
Section 3.5.      Successors and Assigns; Third Parties                  13
                  -------------------------------------
Section 3.6.      Severability                                           13
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Section 3.7.      Notices                                                13
                  -------
Section 3.8.      Governing Law                                          14
                  -------------
Section 3.9.      Headings                                               14
                  --------
Section 3.10.     Counterparts                                           14
                  ------------








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                          REGISTRATION RIGHTS AGREEMENT


            REGISTRATION RIGHTS AGREEMENT dated as of October 10, 1996 (this "Agreement") between METROPOLIS REALTY TRUST, INC., a Maryland corporation (the "Company"), and the Holders referred to herein.

                              W I T N E S S E T H:

            WHEREAS, pursuant to and upon the effectiveness of the Joint Plan of Reorganization of 237 Park Avenue Associates, LLC and 1290 Associates, LLC, filed under title 11 of the United States Code, 11 U.S.C. Section 101 et seq. (the "Plan"), the Company is issuing shares of its Common Stock, par value $10 per share ("Common Stock"), to (i) holders of Existing Notes (as defined in the Plan), and (ii) the Morgan Loan Lenders (as defined in the Plan), who elect to receive shares of Common Stock under the Plan (such holders are herein referred to as the "Initial Holders");

            WHEREAS, pursuant to and upon the effectiveness of the Plan, this Agreement shall become effective, and, upon the receipt by the Initial Holders of the Common Stock issued to them pursuant to the Plan and without any further action on the Initial Holders' part, the Initial Holders shall be deemed to be parties hereto and shall be entitled to the benefits and bound by the provisions of this Agreement, whether they shall have signed this Agreement or not;

            WHEREAS, the Company desires to enter into this Agreement, which sets forth certain registration rights applicable to the Registrable Securities (as defined below) held from time to time by any Holder (as defined below);

            NOW, THEREFORE, in consideration of the mutual promises herein set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the conditions and upon the terms hereof, the parties hereto hereby agree as follows:

                                       1.
                                    ARTICLE I
                                   DEFINITIONS

            As used in this Agreement, the following terms will have the following meanings, applicable both to the singular and the plural forms of the terms described:


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            "Affiliate" means, with respect to a given Person, any Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to vote a majority of the securities having voting power for the election of directors (or other Persons acting in similar capacities) of such Person or otherwise to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract, or otherwise.

            "After-Tax Basis" means, with respect to any payment to be received or accrued by any Person, the amount of such payment supplemented by a further payment or payments (which shall be payable either simultaneously with the initial payment or, in the event that taxes resulting from the receipt or accrual of such initial payment are not payable in the year of receipt or accrual, at the time or times such taxes become payable) so that the sum of all such initial and supplemental payments, after deduction of all taxes imposed by any taxing authority (after taking into account any credits or deductions or other tax benefits arising therefrom to the extent such are currently utilized) resulting from the receipt or accrual of such payments (whether or not such taxes are payable in the year of receipt or accrual) shall be equal to the initial payment to be so received or accrued.

            "Agreement" has the meaning ascribed thereto in the preamble hereto, as such agreement may be amended and supplemented from time to time in accordance with its terms.

            "Company Securities" has the meaning ascribed thereto in Section 2.2(b).

            "Disadvantageous Condition" has the meaning ascribed thereto in Section 2.1(a).

            "Holder" means each Initial Holder and any Trans-feree.

            "Holder Securities" has the meaning ascribed thereto in Section 2.2(b).

            "Other Holders" has the meaning ascribed thereto in
Section 2.2(b).



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            "Other Securities" has the meaning ascribed thereto
in Section 2.2.

            "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization, government (and any department or agency thereof) or other entity.

            "Registrable Securities" means Common Stock and any stock or other securities into which or for which such Common Stock (or such shares or other securities into which or for which such shares are so changed, converted or exchanged) may hereafter be changed, converted or exchanged and any other shares or securities issued to Holders of such Common Stock (or such shares or other securities into which or for which such shares are so changed, converted exchanged) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event. Any particular Registrable Securities will cease to be such when (y) a registration statement hereunder covering such Registrable Securities been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, or (z) for purposes of Section 2.1 only, such Registrable Shares may be distributed to the public pursuant to Rule 144 of the Commission promulgated under the Securities Act.

            "Registration Expenses" means all expenses in connection with any registration of securities pursuant to Article II, including, without limitation, the following: (i) the fees, disbursements and expanses of the Company's counsel and accountants in connection with the registration of the securities to be disposed of; (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (iii) the cost of printing or producing any agreements among underwriters, underwriting agreements, and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of the securities to be disposed of; (iv) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters or the Holders of securities in connection with such qualification



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and in connection with any blue sky and legal investments surveys; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the securities to be disposed of; (vi) transfer agents', depositaries' and registrars' fees and the fees of any other agent appointed in connection with such offering; (vii) all security engraving and security printing expenses; and (viii) all fees and expenses payable in connection with the listing of the securities on any securities exchange or inter-dealer quotation system.

            "Restricted Holder" means each of Apollo Real Estate Investment Fund, L.P. ("Apollo"), WSA Realty LLC, Oaktree Capital Management, LLC and any other Holder under the control of a person who is a director of the Company on the date of effectiveness of the Plan, and any Transferee of any of the foregoing entitled to demand registration under Section 2.1 pursuant to Section 2.8.

            "Rule 415 Offering" means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act, or any successor rule to similar effect.

            "SEC" means the United States Securities and
Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

            "Selling Holder" has the meaning ascribed thereto in
Section 2.4(e).

            "Subsidiary" means with respect to any Person, any other Person which is directly or indirectly controlled by such Person. For purposes of this definition, "control", as applied to any Person, means the possession, directly or indirectly, of the power to vote a majority of the securities having voting power for the election of directors (or other Persons acting in similar capacities) of such Person or otherwise to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

            "Transferee" has the meaning ascribed thereto in
Section 2.8.




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            Unless the context indicates otherwise, references to sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement and references to the parties shall mean the parties to this Agreement.

                                       2.
                                   ARTICLE II
                               REGISTRATION RIGHTS

            Section 2.1. Demand Registration. (a) Upon written notice provided at any time after January 1, 1997 from any Restricted Holder of Registrable Securities requesting that the Company effect the registration under the Securities Act of any or all of the Registrable Securities held by such Restricted Holder, which notice shall specify the intended method or methods of disposition of such Registrable Securities, the Company shall use its best efforts to effect the registration under the Securities Act of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request (including in a Rule 415 Offering, if the Company is then eligible to register such Registrable Securities on Form S-3 (or a successor form) for such offering); provided that:

            (i) with respect to any registration statement filed, or to be filed, pursuant to this Section 2.1, if the Company shall furnish to the Restricted Holders of Registrable Securities that have made such request a certified resolution of the Board of Directors stating that in the Board of Directors' judgment it would (because of the existence of, or in anticipation of, any acquisition or financing activity, or the unavailability for reasons beyond the Company's reasonable control of any required financial statements, or any other event or condition be significantly disadvantageous (a "Disadvantageous Condition") to the Company or its stockholders for such a registration statement to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment (without the need to disclose any confidential or sensitive information), the Company shall be entitled to cause such registration statement to be withdrawn and the effectiveness of such registration statement terminated, or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of



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      which the Company shall promptly deliver to such Restricted Holders) and upon receipt of any such notice of a Disadvantageous Condition, such Restricted Holders shall forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, each such Restricted Holder will deliver to the Company all copies, other than permanent file copies then in such Restricted Holder's possession, of the prospectus then covering such Registrable Securities current at the time of receipt of such notice, and, in the event no registration statement has yet been filed, all drafts of the prospectus covering such Registrable Securities; provided, that the filing of any such registration statement may not be delayed for a period in excess of six months due to the occurrence of any particular Disadvantageous Condition;

           (ii) a Restricted Holder of Registrable Securities may exercise its rights under this Section 2.1 on not more than one occasion, except that
      (x) Apollo may exercise its rights under this Section 2.1 on not more than three occasions and (y) if, in any registration pursuant to this Section 2.1, a Restricted Holder is not able, as a result of cutbacks implemented pursuant to Section 2.1(d) or 2.2(c), to register for sale at least 75% of the Registrable Securities it requested be registered (and such deficiency shall not have been cured by concessions made by the Company or any other Restricted Holder) then such registration shall not count against the limits set forth in this Section 2.1(a)(ii); and

          (iii) a Restricted Holder of Registrable Securities shall not have the right to exercise registration rights pursuant to this Section 2.1 in any twelve-month period following the registration and sale of Registrable Securities effected pursuant to a prior exercise of the registration rights provided in this Section 2.1, if such Restricted Holder did not elect to exercise its rights under Section 2.2 for such prior registration and sale with respect to the highest possible number of the Registrable Securities it held at such time.


            (b) Notwithstanding any other provision of this Agreement to the contrary, a registration requested by a Restricted Holder of Registrable Securities pursuant to this



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Section 2.1 shall not be deemed to have been effected (and, therefore, not requested for purposes of paragraph (a) above, (i) unless it has become effective, (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by such Restricted Holder and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than solely by reason of some act or omission by such Restricted Holder of Registrable Securities.

            (c) In the event that any registration pursuant to this Section 2.1 shall involve, in whole or in part, an underwritten offering, the Restricted Holder with respect to the greatest number of Registrable Securities to be registered shall have the right to designate an underwriter as the lead underwriter of such underwritten offering.

            (d) The Company shall have the right to cause the registration of additional securities for sale for the account of any Person (including, without limitation, the Company and any existing or former directors, officers or employees) in any registration of Registrable Securities requested by the Restricted Holders pursuant to paragraph (a) above; provided, that, notwithstanding any other provision of this Agreement, the Company shall not have the right to cause the registration of such additional securities if and to the extent such Restricted Holders are advised in writing (with a copy to the Company) by a nationally recognized investment banking firm selected by such Restricted Holders (which shall be the lead underwriter in the case of an underwritten offering) that, in such firm's view, registration of such additional securities would materially and adversely affect the offering and sale of the Registrable Securities then contemplated by any Restricted Holder. The Restricted Holders with respect to the Regis- trable Securities to be offered may require that any such additional securities be included in the offering proposed by such Restricted Holders on the same terms and conditions as the Registrable Securities that are included therein.




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            Section 2.2. Piggyback Registration. In the event that the Company at any time proposes to register any of its Common Stock or any other of its common equity securities (collectively, "Other Securities") under the Securities Act, whether or not for sale for its own account or for the account of any shareholder (including any registration pursuant to Section 2.1), in a manner which would permit registration of Registrable Securities for sale for cash to the public under the Securities Act, it shall at each such time give prompt written notice to each Holder of Registrable Securities (as of a record date to be determined by the Board of Directors) of its intention to do so and of the rights of such Holder under this Section 2.2, at least 30 days prior to the anticipated filing date of the registration statement relating to such registration. Subject to the terms and conditions hereof, such notice shall offer each such Holder the opportunity to include in such registration statement such number of Registrable Securities as such Holder may request. Upon the written request of any such Holder made within 10 days after the receipt of the Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of), the Company shall use its best efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register, to the extent required to permit the disposition of the Registrable Securities so requested to be registered; provided that:

            (a) if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Other Securities, the Company may, at its election, give written notice of such determination to such Holders and thereupon the Company shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such Other Securities, without prejudice, however, to the rights of the Restricted Holders of Registrable Securities however, immediately to request that such registration be effected as a registration under Section 2.1;

            (b) if the registration referred to in the first sentence of this
Section 2.2 is to be an underwritten registration on behalf of the Company, and a nationally recognized investment banking firm selected by the Company



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advises the Company in writing that, in such firm's view, such offering would be materially and adversely affected by the inclusion therein of all the Registrable Securities requested to be included therein, the Company shall include in such registration: (1) first, all Other Securities the Company proposes to sell for its own account ("Company Securities"), and (2) second, up to the full number of Registrable Securities held by Holders of Registrable Securities that are requested to be included in such registration (Registrable Securities that are held by Holders being sometimes referred to herein as "Holder Securities") in excess of the number of Company Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so materially and adversely affecting such offering (and if such number is less than the full number of such Holder Securities that are so requested to be included, such number shall be allocated pro rata among such Holders on the basis of the number of Holder Securities requested to be included therein by each such Holder).

            (c) if the registration referred to in the first sentence of this
Section 2.2 is to be an underwritten registration on behalf of a Restricted Holder pursuant to Section 2.1, and a nationally recognized investment banking firm selected pursuant to Section 2.1(c) advises the Company in writing that, in such firm's view, such offering would be materially and adversely affected by the inclusion therein of all the Registrable Securities requested to be included therein, the Company shall include in such registration up to the full number of Registrable Securities which, in the good faith view of such investment banking firm, can be so sold without so materially and adversely affecting such offering (and if such number is less than the full number of Holder Securities requested to be included by the Restricted Holder requesting registration pursuant to
Section 2.1 and by any other Holders pursuant to this Section 2.2, such number shall be allocated pro rata among all such Holders on the basis of the number of Holder Securities requested to be included therein by each such Holder;

            (d) the Company shall not be required to effect any registration of Registrable Securities under this Section 2.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans; and



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





            (e) no registration of Registrable Securities effected under this
Section 2.2 shall, subject to Section 2.1(a)(i), relieve the Company of its obligation to effect a registration of Registrable Securities pursuant to
Section 2.1.

            Section 2.3. Expenses. Except as provided herein, each of Holder and the Company shall pay its pro rata portion of Registration Expenses with respect to a particular offering (or proposed offering), such pro rata portion to be equal to the total amount of such Registration Expenses multiplied by a fraction, the numerator of which is the number of shares sold (or proposed to be sold) in such offering by such Holder or by the Company, as the case may be, and the denominator of which is the total number of shares sold (or proposed to be sold) in such offering. For purposes of determining which Person is required to pay Registration Expenses, shares sold (or proposed to be sold) by the Company on behalf of any Person other than a Holder shall be deemed to have been sold (or proposed to be sold) by the Company. Notwithstanding the foregoing, each of Holder and the Company shall be responsible for its own internal administrative and similar costs, which shall not constitute Registration Expenses. Underwriting discounts with respect to any offering shall also be apportioned in the manner set forth above.

            Section 2.4. Registration and Qualification. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.1 or
Section 2.2, the Company shall as promptly as practicable:

            (a) prepare, file and use its best efforts to cause to become effective a registration statement under the Securities Act relating to the Registrable Securities to be offered;

            (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (A) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (B) the expiration of nine months after such registration statement becomes effective; provided, that such nine month



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




period shall be extended for such number of days that equals the number of days elapsing from (x) the date the written notice contemplated by paragraph (f) below is given by capital to (y) the date on which the Company delivers to the Holders of Registrable Securities the supplement or amendment contemplated by paragraph (f) below;

            (c) furnish to the Holders of Registrable Securities and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as the Holders of Reg-istrable Securities or such underwriter may reasonably request; and the Company shall furnish to the underwriters a copy of any and all transmittal letters or other correspondence to, or received from, the SEC or any other governmental agency or self-regulatory or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

            (d) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions or (domestic or foreign) as the Holders of such Registrable Securities or any underwriter of such Registrable Securities shall reasonably request, and use its best efforts to obtain all appropriate registrations, permits and consents in connection therewith, and any and all other acts and things which may be necessary or advisable to enable the Holders of Registrable Securities or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement;

            (e) (i) furnish to each Holder of Registrable Securities included in such registration (each, a "Selling Holder") and to any underwriter of such Registrable Securities, upon written request, an opinion of counsel for the Company addressed to the Company and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement), and (ii) use its best efforts to



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




furnish to each Selling Holder, upon written request, a "cold comfort" letter addressed to the Company and signed by the independent public accountants who have audited the Company's financial statements included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

            (f) as promptly as practicable, notify the Selling Holders in writing (i) at any time when a prospectus relating to a registration pursuant to
Section 2.1 or Section 2.2 is required be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other amendment relating to such offering, and in either such case, at the request of the Selling Holders prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

            (g) use its best efforts, if requested by the Selling Holders, to list all such Registrable Securities covered by such registration on each securities exchange and inter-dealer quotation system on which a class of common equity securities of the Company is then listed;

            (h) to the extent reasonably requested by the managing underwriter, send appropriate officers of the Company to attend any "road shows" scheduled in connection with any



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such registration, with all out-of-pocket costs and expenses incurred by the
Company or such officers in connection with such attendance to be shared pro rata on the basis set forth in Section 2.3; and

            (i) furnish unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters.

            Section 2.5. Conversion of Other Securities, etc. In the event that any Holder offers any options, rights, warrants or other securities issued by it or any other Person that are offered with, convertible into or exercisable or exchangeable for any Registrable Securities, the Registrable Securities underlying such options, rights, warrants or other securities shall continue to be eligible for registration pursuant to Section 2.1 and Section 2.2.

            Section 2.6. Underwriting; Due Diligence. (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Article II, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.7, and agreements as to the provision of opinions of counsel and accoun- tants' letters to the effect and to the extent provided in Section 2.4(e). The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders.

            (b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company shall give the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books



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and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified the Company's financial statement as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

            Section 2.7. Indemnification and Contribution. (a) In the case of each offering of Registrable Securities made pursuant to this Article II, the Company agrees to save, protect, indemnify and hold harmless, on an After-Tax Basis, each Holder of Registrable Securities, each underwriter of Regis- trable Securities so offered and each Person, if any, who controls any of the foregoing persons within the meaning of the Securities Act and the officers and directors of each of the foregoing, from and against any and all liabilities, costs (including attorney's fees and disbursements), claims and damages to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, arising from or relating to any untrue statement by the Company or alleged untrue statement by the Company of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission by the Company or alleged omission by the Company to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising from or relating to any violation or alleged violation by the Company of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state or country it which the Registrable Securities are offered and relating to action or inaction required of the Company in connection with such offering; provided, however, that the Company shall not be liable to a particular Holder or Registrable Securities in any such case to the extent that any such liability, cost, claim or damage arises out of or relates to any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to such Holder furnished in writing to the Company by or on behalf of such Holder specifically for use in the preparation of the registration statement (or in any preliminary or final prospectus included



                                  -14-

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




therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Holder of Registrable Securities and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to each Holder of Registrable Securities, underwriters of the Registrable Securities or any controlling person of the foregoing and the officers and directors of each of the foregoing; provided, further, that, in the case of an offering with respect to which a Selling Holder has designated the lead underwriter (or a Selling Holder is offering Registrable Securities directly, without an underwriter), this indemnity does not apply to any liability, cost, claim or damage arising out of or relating to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a final prospectus was not sent or given by or on behalf of an underwriter (or such Selling Holder, as the case may be) to such Person asserting such liability cost, claim or damage at or prior to the written confirmation of the sale of the Regis- trable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus.

            (b) In the case of each offering made pursuant to this Agreement, each Holder of Registrable Securities included in such offering, by exercising its registration rights hereunder, agrees to save, protect, indemnify and hold harmless, on an After-Tax Basis, the Company, each underwriter who participates in such offering, and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act and the officers and directors of each of the foregoing, from and against any and all liabilities, costs, claims and damages to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, arising from or relating to any untrue statement or alleged untrue statement by such Holder of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities, or any amendment thereof or supplement thereto, or any omission by such Holder or alleged omission by such Holder of a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent



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




that such untrue statement of a material fact is contained in, or such material fact is omitted from, information relating to such Holder furnished in writing to the Company by or on behalf of such Holder specifically for use in such registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document. The foregoing indemnity is in addition to any liability which such Holder may otherwise have to the Company, or controlling persons and the officers and directors of each of the foregoing; provided, however, that, in the case of an offering with respect to which the Company has designated the lead underwriter (or the Company is offering Registrable Securities directly, without an underwriter), this indemnity does not apply to any liability, cost, claim, or damage arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a final prospectus was not sent or given by or on behalf of an underwriter (or the Company, as the case may be) to such Person asserting such liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus.

            (c) Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided, that the failure to notify the indemnifying party shall not relieve it from any liability which, it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) above except to the extent that the indemnifying party was prejudiced by such failure, and in no event shall such failure relieve the indemnifying party from any other liability which it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 2.7 for any legal or other expenses subsequently incurred by the indemnified party

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




in connection with the defense thereof other than reasonable costs of investigation. Any indemnifying party against whom indemnity may be sought under this Section 2.7 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party. The indemnifying party may not agree to any settlement of any such claim or action as the result of which any remedy or relief, other than solely for monetary damages for which the indemnifying party shall be responsible hereunder, shall be applied to or against the indemnified party, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof.

            (d) If the indemnification provided for in this Section 2.7 shall for any reason be unavailable to an indemnified party in respect of any liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such liability, cost, claim or damage in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such liability, cost, claim or damage as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in the Company. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph
(d) shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or

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




defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            Section 2.8. Transfer of Registration Rights. Any Holder may transfer all or any portion of its rights under Article II to any transferee of Registrable Securities owned by such Holder (each transferee that receives such Registrable Securities, a "Transferee"); provided that a Restricted Holder and its Transferees shall not in the aggregate have greater rights than those provided to such Restricted Holder pursuant to Section 2.1(a)(ii). Any transfer of registration rights pursuant to this Section 2.8 shall be effective upon receipt by the Company within 30 days after the effective date of such transfer of (i) written notice from such Holder stating the name and address of any Transferee and identifying the amount of Registrable Securities with respect to which the rights under this Agreement are being transferred, the nature of the rights so transferred and, in the case of a Restricted Holder, the allocation of rights under Section 2.1 and (ii) a written agreement from such Transferee to be bound by the terms of this Agreement. The Holders may exercise their rights hereunder in such priority as they shall agree upon among themselves.


                                   ARTICLE III
                                  MISCELLANEOUS
                                       3.
            Section 3.1. No Conflicting Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is in conflict with the rights granted to the holders of Registrable Securities under this Agreement.

            Section 3.2. Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

            Section 3.3. Amendments. This Agreement may not be amended or terminated or any provision hereof waived orally, but only by a writing duly executed by or on behalf of the Company, and with the written consent of Holders representing

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




at least a majority of the Registrable Securities outstanding at the time. Any such amendment shall be validly and sufficiently authorized for purposes of this Agreement if it is signed on behalf of the Company by its president or any of its vice presidents.

            Section 3.4. Term. This Agreement shall remain in effect until all Registrable Securities held by Holders have been transferred by them to Persons other than Transferees; provided that the provisions of Section 2.7 shall survive any such expiration.

            Section 3.5. Successors and Assigns; Third Parties. (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Except as provided herein, no rights or obligations of either party hereto may be assigned or transferred without the prior written consent of the other party.

            (b) Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any Person other than the parties and their successors and assigns any right, remedy or claim under or by reason of this Agreement.

            Section 3.6. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction or duly authorized arbitration tribunal to be invalid, illegal or unenforceable to any extent, the remainder of the Agreement or such provision or the application of such provision to such party or circumstances, other than those to which it is so determined to be invalid, illegal or unenforceable, shall remain in full force and effect to the fullest extent permitted by law and shall not be affected thereby, unless such a construction would be unreasonable.

            Section 3.7. Notices. All notices, consents, deliveries, demands, requests, approvals and other communications which are required or may be given hereunder shall be in writing and shall be deemed to have been duly given if personally delivered (including courier service), telecopied or mailed certified first class mail, postage prepaid, addressed as follows:

360341.1

(a)   if to the Company, to:

      Metropolis Realty Trust, Inc.


      Telecopier Number:
      Confirmation Number:

      Attention:

      With a copy to:

      Battle Fowler LLP
      75 East 55th Street
      New York, New York  10022

      Attention:    Douglas L. Furth, Esq.
                    Kenneth J. Friedman, Esq.
      Telephone:    (212) 856-7000
      Telecopier:   (212) 339-9150

 (b) If to the Holders, to their addresses as set forth on the record books of the Company.


            Section 3.8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law provisions of its conflicts of law rules.

            Section 3.9. Headings. The article and section headings contained in this Agreement are intended solely for the convenience of reference and shall not affect in any manner the meaning or interpretation of this Agreement.

            Section 3.10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same agreement, and shall become binding when one or more counterparts have been executed and delivered by each of the parties hereto.

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



            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

METROPOLIS REALTY TRUST, INC.


By
    Name:
    Title:


RESTRICTED HOLDERS






















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360341.1